PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY, PLANT AND EQUIPMENT, NET.
Schedule of property, plant and equipment, net

	As of December 31,
	2023	2024
	US$	US$
Software and electronic equipment	11,792	11,670
Buildings	4,896	4,763
Leasehold improvements	13,082	11,312
Total	29,770	27,745
Less: accumulated depreciation	(20,990)	(20,860)
Construction in progress	149	13
Property, plant and equipment, net	8,929	6,898